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                                                                    EXHIBIT 23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


          As independent certified public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of iiGroup, Inc. (formerly Daltex Medical Sciences, Inc. (the "Company") of our report dated August 25, 1999 included in the Company's Annual Report on Form 10-KSB.

          Margolies, Fink and Wichrowski

          Pompano Beach, Florida
          January 11, 2000